June 16, 2023

Supplement

SUPPLEMENT DATED JUNE 16, 2023 TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF
MORGAN STANLEY TAX-FREE DAILY INCOME TRUST
Dated April 28, 2023

The Board of Trustees of Morgan Stanley Tax-Free Daily Income Trust (the "Trust") approved a Plan of Liquidation with respect to the Trust on June 15, 2023. The liquidation of the Trust (the "Liquidation") will occur only if liquidation pursuant to the Plan of Liquidation is approved by shareholders. If shareholder approval is obtained, the Liquidation is expected to occur on or about September 15, 2023 ("Liquidation Date"). The Trust will suspend the offering of its shares to all investors at the close of business on or about July 11, 2023.

Subject to shareholder approval and pursuant to the Plan of Liquidation, substantially all of the assets of the Trust will be liquidated, known liabilities of the Trust will be satisfied or provided for, the remaining proceeds will be distributed to the Trust's remaining shareholders of record equal to their proportionate interest in the Trust, and all of the issued and outstanding shares of the Trust will be redeemed on the Liquidation Date. Additional information regarding the Liquidation will be included in proxy materials that are anticipated to be mailed to shareholders on or about July 26, 2023 seeking votes from shareholders on the proposed Liquidation. This supplement is not a solicitation of a proxy.

Morgan Stanley Investment Management Inc. (the "Adviser") believes that the Liquidation is in the best interests of the Trust and its shareholders. In order to facilitate the Liquidation, the Adviser or its affiliates expect to purchase shares of the Trust before the record date in an amount in excess of 50% of the Trust's outstanding shares. The Adviser or its affiliates intend to vote those shares "FOR" the Liquidation. Such share ownership and associated voting intentions create potential conflicts of interest.

Prior to the Liquidation Date, the Trust will engage in business activities for the purpose of winding up its business and affairs and transitioning the Trust's holdings to cash and cash equivalents in preparation for the orderly Liquidation and subsequent distribution of proceeds to remaining shareholders as of the close of business on the Liquidation Date. Prior to the Liquidation Date, the Trust may no longer pursue its investment objective or be managed consistent with its stated investment strategies, which may impact the Trust's performance. Shareholders may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date.

Prior to the Liquidation Date, shareholders of the Trust may: exchange their shares of the Trust for shares of the appropriate class of any other Morgan Stanley fund that is open to investment, subject to the requirements and limitations in that Morgan Stanley fund's prospectus; remain invested in the Trust; or redeem their shares at any time in the manner described in the Trust's Prospectus.

Unless shares of the Trust are held in a tax-qualified account, the liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation. A shareholder who owns Trust shares in a tax-qualified account, such as an individual retirement account, 401(k) or 403(b) account, should consult a tax adviser regarding the tax consequences applicable to the reinvestment of the proceeds of the liquidating distribution.

Please retain this supplement for future reference.

MSDSTSUMPROPSPT 6/23